SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 25, 2002


                              THE LINK GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


                             WORLD ENVIROTECH, INC.
                 ---------------------------------------------
                          (Former name of registrant)


       COLORADO                      000-33031               84-1263981
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(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


#830 - 789 West Pender Street, Vancouver, B.C. Canada VC 1H2
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(Address of principal executive offices)   (Postal Code)


        Registrant's telephone number, including area code: (604) 632-9638
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

     In the acquisition of ProtectServe Pacific LTD., reported in Item 3 below, a total of 37,500,000 shares of common stock was issued to:

        Justin Kwei     14,100,000
        Katherine Kwei  3,000,000
        Woo Tak Wong    6,300,000
        Ying Man Chan   2,000,000
        Wilson Yim      3,400,000
        Suzanne Yim     2,000,000
        Patrick Chan    3,000,000
        Hoi Yin Der     3,700,000

     These individuals now own a total of 70.3% of the Company. XIN NET now owns 8.4% of the Company or 4,495,675 shares post reverse split.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the contract, the company closed upon its acquisition of ProtectServe Pacific Limited (PSP) by issuing 37,500,000 shares of common stock for 100% of the issued and outtanding stock of PSP.

     Protectserve Pacific Ltd (PSP ) is a developer and provider of Surveillance Monitoring Control Systems, Data Acquistion Systems, Internet Services and Wireless Communication Systems.

     PSP  offers a broad  range of video and audio  monitoring  systems  under a brand name "GeniusEye" which are used for various purposes such as security surveillance, remote business management, monitoring of unmanned premises and equipment and traffic control. GeniusEye Systems enable users to observe and monitor through personal computers what is happening in remote sites via phone lines, ISDN, GSM, Intranet and Internet. The systems also integrate digital video and audio recording, remote camera control and intelligent alarm functions It offers many technical advantages over the conventional CCTV technology currently available.

     The applications of the GeniusEye Systems by existing users are mainly in the areas of remote business management which include retail operation management, remote manufacturing/warehousing operation management, property/building management and monitoring of unmanned premises and equipment. Along with the advancement of technology, in particular the Internet industry, the Company believes that the applications of GeniusEye Systems can be extended, especially in the area of e-promotion, e-commerce and m-commerce.

     GeniusEye Systems are offered at low-cost, high performance and more cost effective than any other similar device on the market. It can be deployed for either fixed or mobile usage, using wired or wireless signal distribution. PSP is introducing the GeniusEye Systems on a worldwide basis starting from Hong Kong, Greater China and Asia Pacific region. The company believes the products are well positioned to compete in a growing market for remote video surveillance.

     PSP's business model relies on a multi-stream revenue base including the sale of GeniusEye Systems, OEM or licensing of the core technology to industry leaders for integration with their products and fees from back-end support services realized through international sales by authorized distributors. PSP has revenues, entered into committed partnerships and has a growing number of international distributors for GeniusEye Systems.

Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events

     On February 18, 2002, the Company shareholders approved a one for four reverse split effective February 28, 2002 and a change of name to The Link Group, Inc. (OTCBB symbol: LNKG).

     XIN NET Corp. acquired 14,100,000 common shares for $600,000 in February, 2002. These shares were subject to the one for four reverse split effective February 28, 2002. Prior to the purchase, XIN NET owned 3,882,700 shares of common stock.


Item 6. RESIGNATION AND APPOINTMENT OF NEW DIRECTORS

     On March 4, 2002, Ernest Cheung resigned as President of the Company and Maurice Tsakok resigned as Secretary/Treasurer.

     On March 4, 2002, the Directors appointed Justin Kwei as President and a Director of the Company. The Directors also appointed Ernest Cheung as Secretary/Treasurer of the Company.

     The Board also appointed Wilson Yim and Simon Wong as a Directors of the Company to take effect 10 days after Notice to Shareholders under Sec. 14f is mailed to shareholders.

     The biographical information of the new officers and Directors, Mr. Kwei, Mr. Yim, and Mr. Wong, is as follows:

     Justin Kwei, aged 48, is a founder and Chief Executive Officer of Protectserve Pacific Ltd and Director of Infotech Networks and Cabling Ltd. (2000 to date). He is responsible for the overall corporate management and business development of the Group. He has over 22 years of extensive business marketing and management experience in IT industry. Prior to the existing position with Protectserve, he held many senior sales management positions with multinational companies. He was North Asia Commercial Director for SITA Information Networking Computing B.V. from 1996 to 2001. He was Greater China Director of Sales for Anixter Inc from 1990 to 1996. He also held key sales positions with major IT vendors including Digital Equipment Corp ( now Compaq ), Data General and Cable & Wireless in the 1980s. He received a Bachelor of Administration and MBA from University of Ottawa, Ontario in 1996 and 1998 respectively. In January 2001, he was accredited as Honorary Consul of Republic of Rwanda for Hong Kong SAR and Macau SAR.

     Maurice Tsakok, age 50, was employed from 1994 to 1996, by Sagit Mutual Funds, as Vice President responsible for computer operations and research on global technology companies. From 1997 to present, he acted as a consultant on the high-tech industry and provides technical analysis on high-tech companies. He holds a Mechanical Engineering degree from University of Minnesota in 1974 and MBA specializing in Management Information Systems ( MIS ) from Hofstra University in 1996. From 1997 to date, he has been a principal director in Gemsco Management Ltd. He was a Director of Drucker, Inc. from 1997 to date, and he was a Director of XIN NET Corp. from 1997 to date. He has been a Director and Secretary of The Link Group, Inc. since 2001.

     Wilson Yim, age 46, is the Chief Technology Officer of Protectserve Pacific Ltd. and Director of Infotech Networks and Cabling Ltd. He has over 20 years extensive IT development and project management experience covering all aspects of the development cycle from analysis and specifications, support and facilities management. From 1998 to 2000, he was Managing Director of Web Net H.K. Ltd, a leading e-commerce company specializing on the development of internet, intranet and web-hosting applications. From 1990 to 1998, he was Technical Director for Suntech Ltd, a RF and VCD manufacturer in Hong Kong. From 1980 to 1990, he was Chief Technology Officer for Anocomtech ATM Ltd, a Toronto listed company manufacturing and marketing personal computer across Canada. He received a Technologist High Diploma from Senecca College of Applied Science & Technology in 1979.

     Simon Wong, aged 49 is a founder and Managing Director of Infotech Networks and Cabling Ltd. He was appointed as the Director and Chief Operating Officer of Protectserve Pacific Ltd. since January 2002. He has over 25 years IT experience, including 18 years with IBM Asia Pacific Group. He held many key technical positions in their telecommunication division before the establishment of Infotech in 1998. He has been experienced many large scale networks and cabling projects including Hong Kong Chek Lap Kok Airport, Hospitals, Container Port and Intelligent Building. He was graduate from Hong Kong Technical Institute with Higher Diploma in Electronics.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         3.5  Articles of Amendment (Name change to The Link Group, Inc.)

         3.6  Articles of Amendment (Authorization of 200,000,000 shares)

         10.1 Share Purchase Agreement


Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE LINK GROUP, INC.
                                                  (Registrant)


                                             /s/ Ernest Cheung
Date:  March 25, 2002                        -----------------------------------
                                              Ernest Cheung, President